                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

                                 2 PARAGON DRIVE
                           MONTVALE, NEW JERSEY 07645

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            to be held July 14, 2005

                               ------------------

      To the Stockholders of

      THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Great Atlantic & Pacific Tea Company, Inc. (the "Company") will be held at The Woodcliff Lake Hilton, 200 Tice Boulevard, Woodcliff Lake, New Jersey, on July 14, 2005, at 9:00 A.M. (E.D.T.). At the meeting, stockholders will act on the following matters:

     1.   Election of nine (9) directors, each for a term of one (1) year;

     2. Amendment to the 1998 Long Term Incentive and Share Award Plan (the "Plan") to increase the number of shares that may be issued under the Plan by 3,000,000; and

     3. Any other matters that properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed May 20, 2005, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to vote at the meeting or at any adjournment thereof.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE EITHER COMPLETE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, OR USE THE INTERNET OR PHONE VOTING OPTIONS DETAILED ON THE PROXY CARD.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended February 26, 2005, accompanies this proxy statement.

                                By Order of the Board of Directors


                                         MITCHELL P. GOLDSTEIN
                           Executive Vice President, Chief Financial Officer
                                              & Secretary

Dated: May 27, 2005

--------------------------------------------------------------------------------
    You are cordially invited to attend the meeting. Whether or not you plan to do so, your vote is important. Please promptly submit your proxy by mail, telephone or internet.
--------------------------------------------------------------------------------

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
                                 2 PARAGON DRIVE
                           MONTVALE, NEW JERSEY 07645

                                ----------------

                                 PROXY STATEMENT

                                ----------------


                             SOLICITATION OF PROXIES

This proxy statement is furnished by the Board of Directors of The Great Atlantic & Pacific Tea Company, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders to be held on July 14, 2005 (the "Annual Meeting"). It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company, by telephone or by other means of communication at nominal cost. The Company will bear the cost of such solicitation. It will reimburse banks, brokers and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of stock in accordance with the New York Stock Exchange ("NYSE") schedule of charges. This proxy statement is first being mailed to stockholders on or about May 27, 2005.

                       TREATMENT AND REVOCATION OF PROXIES

A stockholder may revoke a proxy at any time prior to its exercise at the Annual Meeting by giving notice in writing to the Secretary of the Company by July 1, 2005, by executing a later-dated proxy or by casting a ballot at the Annual Meeting in person. All shares represented by a properly executed proxy will be voted unless it is revoked and, if a choice is specified, in accordance with such specification. If no choice is specified, a proxy will be voted FOR the election of the nine (9) nominees named under "Election of Directors" and FOR the approval of the Amendment to the 1998 Long Term Incentive and Share Award Plan in order to reserve an additional 3,000,000 shares of the Company's $1 par value common stock (the "Common Stock") for issuance under such plan. There are no appraisal or dissenter's rights with respect to any matter to be voted on at the Annual Meeting. The Company will treat proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders, as present at the Annual Meeting for purposes of determining a quorum, but will not count such proxies as votes cast on such matters.

                                VOTING SECURITIES

Only stockholders of record at the close of business on May 20, 2005, will be entitled to vote at the Annual Meeting. As of May 20, 2005, there were outstanding 39,537,186 shares of Common Stock, each of which is entitled to one vote.


ITEM 1--ELECTION OF DIRECTORS

Nine (9) directors will be elected to the Board of Directors of the Company ("Board of Directors" or "Board") at the Annual Meeting. The persons named as proxies in the accompanying proxy intend to vote, unless otherwise instructed, for the election to the Board of the persons named below. Each nominee is presently a member of the Board and was elected at the Company's annual meeting for the fiscal year ended February 28, 2004 ("Fiscal 2003").

Each nominee listed below has consented to nomination and to serve for a one-year term. If elected, each nominee will serve until the Company's Annual Meeting in 2006 and until his/her successor is duly elected and qualified. The Board has determined that five (5) of the nine (9) nominees are independent directors under the Company's Standards of Independence, which conform to, and are more stringent than, the independence requirements in the NYSE listing rules. The Standards of Independence are included in the Company's Corporate Governance Guidelines, which can be found on the Company's website, www.aptea.com.

THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING NOMINEES: John D. Barline, Dr. Jens-Jurgen Bockel, Bobbie Andrea Gaunt, Christian W. E. Haub, Helga Haub, Dan Plato Kourkoumelis, Edward Lewis, Richard L. Nolan and Maureen B. Tart-Bezer. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the election of each director.

JOHN D. BARLINE

Mr. Barline, age 58, has been a member of the Board since July 9, 1996. He is a member of the Compensation, Executive and IT Oversight Committees.

Mr. Barline, an attorney in private practice since 1973, is currently of counsel at the law firm of Williams, Kastner & Gibbs LLP in Tacoma, Washington. His areas of practice include corporate tax law, mergers and acquisitions, general business law, estate planning and real estate. He provides personal legal services to the Haub family, including Helga and Christian W. E. Haub.

Mr. Barline is a member of the board of directors and corporate secretary of Sun Mountain Resorts, Inc. and a director of Wissoll Trading Company, Inc. and Sun Mountain Lodge, Inc., each a small closely held corporation owned primarily by the Haub family. He is also chair of the board of directors of the Le May Automobile Museum, and a director and chair of the compensation committee of Precision Machine Works, Inc.

DR. JENS-JURGEN BOCKEL

Dr. Bockel, age 62, has been a member of the Board since April 29, 2004. He is a member of the Executive and Finance Committees.

Dr. Bockel has served as the chief financial officer of Tengelmann Warenhandelsgesellschaft KG ("Tengelmann") since January 1, 2000. From January, 1995 through December, 1999, Dr. Bockel served as chief financial officer and as a member of the executive board of Schickedanz Holding - Stiftung & Co. KG, in Furth, Germany.

Dr. Bockel is a member of the supervisory board of Kaiser's Tengelmann AG, in Viersen, Germany, OBI AG, in Wermelskirchen, Germany, Lowa and Zielpunkt GmbH, in Vienna, Austria, and Getroncis NV, in Amsterdam, Netherlands. He is also chair of the family council and vice-chairman of the advisory board of Fahrzeug-Werke Lueg AG, in Bochum, Germany.

BOBBIE ANDREA GAUNT

Mrs. Gaunt, age 58, has been an independent member of the Board since May 15, 2001. She is Lead Director, Chair of the Compensation Committee and a member of the Audit, Governance and Executive Committees.

Mrs. Gaunt was elected as an officer, and as vice president, of the Ford Motor Company in June, 1999, and served as president and chief executive officer of the Ford Motor Company of Canada, Ltd., from 1997 until her retirement from the company in December of 2000. Mrs. Gaunt began her automotive career with Ford in 1972 and for over 28 years served in various managerial positions in the areas of sales, marketing, research and building customer relationships. Between the months of June through October, 2004, Ms. Gaunt served as Interim Chief Executive Officer of ADVO, Inc. in Windsor, Connecticut.

Mrs. Gaunt is a member of the board of advisors of the Katz Business School, University of Pittsburgh; is a member and chair of the board of the Saugatuck Center for the Arts, in Saugatuck, Michigan; and, serves on the board of directors and as chair of the compensation committee, and is a member of the Governance Committee of ADVO, Inc., Windsor, Connecticut.

CHRISTIAN W. E. HAUB

Mr. Haub, age 40, has been a member of the Board since December 3, 1991. He currently serves as Chairman of the Board & Chief Executive Officer of the Company, Chair of the Executive Committee and a member of the Finance Committee.

Mr. Haub has served as Chief Executive Officer of the Company since May 1, 1998 and Chairman of the Board since May 1, 2001. In addition, Mr. Haub also served as President of the Company from December 7, 1993 through February 24, 2002, and from November 4, 2002 through November 15, 2004.

Mr. Haub, son of Helga Haub, is a partner and Co-Chief Executive Officer of Tengelmann. Mr. Haub is on the board of directors of the Food Marketing Institute and on the board of trustees of St. Joseph's University, in Philadelphia, Pennsylvania.

HELGA HAUB

Mrs. Haub, age 70, has been a member of the Board since 1979. She is a member of the Executive and Finance Committees.

Mrs. Haub is a member of the supervisory board of Kaiser's Tengelmann AG, an affiliate of Tengelmann, a consultant to Tengelmann and has an interest in Tenga Capital Corporation. She is also a director of The George C. Marshall Home Preservation Fund, Inc. and the Elizabeth Haub Unterstutzungskasse e.V., a member of the board of governors of World USO, president of the board of trustees of the Elizabeth Haub Foundation for Environmental Policy and Law and a member of the supervisory board of GfK Gesellschaft fur Konsumforschung, in Nurnberg, Germany.

Mrs. Haub is the mother of Christian W. E. Haub.

DAN PLATO KOURKOUMELIS

Mr. Kourkoumelis, age 54, has been an independent member of the Board since March 21, 2000. Mr. Kourkoumelis is Chair of the IT Oversight Committee and a member of the Audit, Executive and Governance Committees.

Mr. Kourkoumelis was president and chief operating officer of Quality Food Centers, Inc. from May 1989 until September 1996, and thereafter president and chief executive officer of Quality Food Centers, Inc. until September 25, 1998, when he retired after Quality Food Centers, Inc. was acquired. He also served as a director of Quality Food Centers, Inc. from April 1991 until March 1998. Mr. Kourkoumelis is a director of Expeditors International Inc. and a director and past president of the Western Association of Food Chains. Mr. Kourkoumelis is a member of the compensation and audit committees of Expeditors International.

EDWARD LEWIS

Mr. Lewis, age 65, has been an independent member of the Board since May 16, 2000. Mr. Lewis is Chair of the Finance Committee and a member of the Compensation and Governance Committees.

Mr. Lewis is chairman and cofounder of ESSENCE magazine. He is also a director of the Lower Manhattan Development Corporation, and a member of the leadership council of the Tanenbaum Center for Interreligious Understanding, the Harvard Business School Board of Directors of the Associates, the Economic Club of New York, the New York City Partnership, the Central Park Conservancy, Girls, Inc., NYC2012 and the board of Jazz at Lincoln Center for the Performing Arts. He also served as chairman of the Magazine Publishers of America from 1997 to 1999, becoming the first African-American to hold this position in the 75-year history of the organization.

RICHARD L. NOLAN

Mr. Nolan, age 65, has been an independent member of the Board since October 5, 1999. He is Chair of the Governance Committee and a member of the Audit and IT Oversight Committees.

Mr. Nolan, the Philip M. Condit Professor of Business Administration at the University of Washington Business School and the William Barclay Harding Professor of Business Administration (Emeritus) at the Harvard Business School, is the originator of the "Stages Theory," one of the most widely used management frameworks for information technology baselining and planning. He is also a member of the board of directors of Novell and ArcStream. Mr. Nolan is chairman of the IT Oversight Committee and a member of the compensation committee of Novell.

MAUREEN B. TART-BEZER

Ms. Tart-Bezer, age 49, has been an independent member of the Board since May 15, 2001. Ms. Tart-Bezer is Chair of the Audit Committee and a member of the Finance and Governance Committees.

Ms. Tart-Bezer is executive vice president and chief financial officer of Virgin Mobile USA, a wireless MVNO (mobile virtual network operator) venture in the United States. Prior to her current position, Ms. Tart-Bezer was executive vice president and general manager of the American Express Company, U.S. Consumer Charge Group through December, 2001. From 1977 to 2000, Ms. Tart-Bezer was with AT&T Corporation, serving as a senior financial officer of the company, including positions as senior vice president and corporate controller and senior vice president and chief financial officer for the Consumer Services Group.

Ms. Tart-Bezer is currently a trustee of Caldwell College, a private college in Caldwell, New Jersey and has served as a trustee of the AT&T Foundation and as a director of AT&T Capital Corp. and Lucent Technologies. She is a prior director of MaMamedia.com and trustee to St. Peter's College in Jersey City, New Jersey.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       BENEFICIAL OWNERSHIP OF MORE THAN 5% OF THE COMPANY'S COMMON STOCK

Except as set forth below, as of May 16, 2005, no person beneficially owned, to the knowledge of the Company, more than 5% of the outstanding shares of the Company's Common Stock.


                                                                        Amount and Nature of Beneficial Ownership
                                                        ---------------------------------------------------------------------------
                                                                                 Sole                Shared
                                                        Total Beneficial   Voting/Investment   Voting/Investment
         Name and Address of Beneficial Owner               Ownership            Power               Power            % of Class
------------------------------------------------------- ----------------   -----------------   -----------------      ----------
Christian W. E. Haub (1)                                22,483,371             487,500 (2)        21,995,871(3)          57.2%
2 Paragon Drive
Montvale, NJ 07645
-----------------------------------------------------------------------------------------------------------------------------------
Erivan Karl Haub (1)                                    22,130,471             135,100            21,995,371             56.3%
Wissollstrasse 5-43
45478 Mulheim an der Ruhr, Germany
-----------------------------------------------------------------------------------------------------------------------------------
Karl-Erivan Warder Haub (1)                             21,995,371                   0            21,995,371             55.9%
Wissollstrasse 5-43
45478 Mulheim an der Ruhr, Germany
-----------------------------------------------------------------------------------------------------------------------------------
Tengelmann Warenhandelsgesellschaft KG (1)              21,995,371                   0            21,995,371             55.9%
Wissollstrasse 5-43
45478 Mulheim an der Ruhr, Germany
-----------------------------------------------------------------------------------------------------------------------------------



Tengelmann Verwaltungs und Beteiligungs GmbH (1)        21,995,371                   0            21,995,371             55.9%
Wissollstrasse 5-43
45478 Mulheim an der Ruhr, Germany
-----------------------------------------------------------------------------------------------------------------------------------
Prentice Capital Management, LP (4)                      3,192,600                   0             3,192,600              8.1%
623 Fifth Avenue, 32nd Floor
New York, NY  10022
-----------------------------------------------------------------------------------------------------------------------------------
Dimensional Fund Advisors, Inc. (5)                      3,107,350           3,107,350                     0              8.0%
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401
-----------------------------------------------------------------------------------------------------------------------------------
Barclays Global Investors, NA and affiliates (6)         2,745,556       2,531,650/2,745,556               0              7.0%
45 Fremont Street
San Francisco, CA 94105
-----------------------------------------------------------------------------------------------------------------------------------
Goodwood Inc. and affiliates (7)                         2,075,100                   0             2,075,100              5.3%
212 King Street West
Suite 201
Toronto, Canada M5H 1K5.
-----------------------------------------------------------------------------------------------------------------------------------


                                 ---------------

(1) The Company obtained the information regarding Tengelmann, Tengelmann Verwaltungs- und Beteiligungs GmbH ("TVB"), Erivan Karl Haub ("Erivan"), Karl-Erivan W. Haub ("Karl") and Christian W. E. Haub ("Christian") from such persons, from a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on August 8, 2002 and from Form 4s filed with the SEC on October 26, 2004, September 21, 2004, August 4, 2004 and July 28, 2004. Tengelmann is engaged in general retail marketing and controls, among others, Kaiser's Tengelmann AG, a supermarket retailer in Germany, as well as OBI AG, a home improvement retailer in Europe and Asia. The general partners of Tengelmann are Erivan, TVB and two of Erivan's sons, Karl and Christian. The sole limited partner of Tengelmann is Georg R. O. Haub ("Georg"), Erivan's other son, who manages the real estate activities of the Haub family. Erivan owns six percent (6%) of the partnership interests of Tengelmann. The rest is divided equally among Karl, Christian and Georg. TVB, the sole managing partner of Tengelmann, has the exclusive right to direct Tengelmann and is solely responsible for its conduct. TVB, whose only shareholders are Erivan and his three sons, is not an operating company. Karl and Christian are the only Managing Directors of TVB.

(2) Includes options to purchase 482,500 shares of Common Stock, all of which are exercisable within sixty (60) days.

(3) Includes the 500 shares of Common Stock held by the wife of Christian W. E. Haub and the 21,995,371 shares of Common Stock that are held by Tengelmann.

(4) On May 12, 2005, Prentice Capital Management, LP, a Delaware limited partnership ("Prentice Capital"), and Michael Zimmerman, a United States citizen, jointly filed a Schedule 13G with the SEC, with respect to 3,192,600 shares of Common Stock (the "Prentice Shares") over which Prentice Capital and Zimmerman share voting and investment power. As indicated in the Schedule 13G, the Prentice Shares are held by a number of investment funds, including Prentice Capital Partners, LP, Prentice Capital Partners QP, LP and Prentice Capital Offshore, Ltd., and managed accounts over which Prentice Capital serves as principal investment manager. As investment manager, Prentice Capital has voting and dispositive authority over the Prentice Shares. Mr. Zimmerman is the Managing Member of Prentice Management GP, LLC, the general partner of Prentice Capital and Prentice Capital GP, LLC, the general partner of certain investment funds, and thus, may also be deemed to control and to be the beneficial owner of the Prentice Shares. Prentice Capital and Michael Zimmerman, to the extent permitted by law, disclaim beneficial ownership over the Prentice Shares.

(5) The Company derived the information regarding Dimensional Fund Advisors Inc., a Delaware corporation ("Dimensional"), from a Schedule 13G filed with the SEC on February 9, 2005. Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. It furnishes investment advice to four registered investment companies, and serves as investment manager to certain other commingled group trusts and separate accounts (collectively, the "Funds"). In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Company that are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(6) The Company obtained the information regarding Barclays Global Investors, N.A. and certain of its affiliates from a Schedule 13G filed with the SEC on February 14, 2005. Barclays Global Investors, N.A., and Barclays, 2005 Global Fund Advisors, report sole voting power over 1,794,568 and 737,082, respectively and investment power over 2,007,441 shares and 738,115, respectively.

(7) On February 14, 2005, Goodwood Fund ("Fund"), Arrow Goodwood Fund ("Arrow"), Goodwood Capital Fund ("Capital Fund"), The Goodwood Fund 2.0 Ltd. ("2.0"), KBSH Goodwood Canadian Long/Short Fund ("KBSH"), Goodwood Inc. ("Goodwood"), 1354037 Ontario Inc. ("Ontario"), Peter H. Puccetti ("Puccetti"), 620088 BC Limited ("BC") and J. Cameron MacDonald ("MacDonald"), collectively, filed a Schedule 13G with the SEC. This
     Schedule 13G indicates that Goodwood acts as the investment manager of each of Fund, Arrow, Capital Fund, 2.0 and KBSH, which are the sole owners of 1,145,000 shares, 700,500 shares, 99,300 shares, 90,900 shares and 24,400 shares of the Company's Common Stock, respectively. As investment manager, Goodwood is deemed to beneficially own all of the foregoing 2,060,100 shares (the "Goodwood Shares"). Goodwood, however, disclaims such ownership. Goodwood is controlled by Ontario, which in turn is controlled by Mr. MacDonald and Mr. Puccetti. Mr. MacDonald, Mr. Puccetti and Ontario, are therefore, deemed to beneficially own the Goodwood Shares. Mr. MacDonald, Mr. Puccetti and Ontario, however, disclaim such beneficial ownership. Lastly, BC, which is controlled by Mr. MacDonald, holds 15,000 shares of the Company's Common Stock. Mr. MacDonald disclaims beneficial ownership of such 15,000 shares.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of May 16, 2005, by each director and nominee, the chief executive officer of the Company (the "CEO") and the four (4) most highly compensated officers of the Company other than the CEO who were serving as executive officers of the Company at the end of the fiscal year ended February 26, 2005 ("Fiscal 2004") (collectively, with the CEO, the "Named Executive Officers") and by all directors and the Named Executive Officers as a group:


                                                          SHARES           STOCK
                                                       BENEFICIALLY        OPTION      DEFERRED                   % OF
                                                           OWNED         SHARES(1)     PLAN (2)    TOTAL         CLASS
                                                       -------------     ---------     --------  ----------      -----
John D. Barline (3)                                       10,644            4,100        13,230       27,974         *
Jens- Jurgen Bockel                                        2,000                0         7,232        9,232         *
Eric Claus                                                 5,885                0             0        5,885         *
Christian W. E. Haub (3)                              21,995,871          482,500             0   22,478,371     57.2%
Helga Haub (3)                                             9,744            2,500             0       12,244         *
Bobbie Andrea Gaunt                                        1,000            3,000        21,063       25,063         *
Mitchell P. Goldstein                                      5,300           67,499             0       72,799         *
Dan Kourkoumelis                                           8,444            3,500        10,499       22,443         *
Edward Lewis                                               8,944            3,500        11,284       23,728         *
John E. Metzger                                            3,500          107,999             0      111,499         *
Richard L. Nolan                                             100            3,500        17,282       20,882         *
Brian C. Piwek                                             2,000          150,000             0      152,000         *
Maureen B. Tart-Bezer                                      2,000            3,000        10,531       15,531         *
All directors and named executive officers as a       22,055,432          831,098        91,121   22,977,651      58.4%
group (13 persons)


---------------
* Less than 1%

(1) The amounts shown include all stock options granted under the Company's stock option plans exercisable within sixty (60) days from May 16, 2005.

(2) These shares represent the stock equivalent units accrued under the Company's deferred compensation plan for non-employee directors. These share equivalents are subject to Common Stock market price fluctuations.

(3) The association of Dr. Bockel and Mr. Barline with Helga and Christian Haub and with Tengelmann is set forth under "Item 1 -- Election of Directors." Mr. Christian W. E. Haub has shared voting and investment power over the shares of Common Stock owned by Tengelmann and they are therefore included in the number of shares beneficially owned by him. Mrs. Haub disclaims any investment or voting power over the shares owned by Mr. Erivan Haub and the same are not included herein.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports with the SEC regarding their ownership of such Common Stock. Based on a review of the reports and written certifications provided to the Company, the Company believes that during Fiscal 2004, except as indicated in the following sentences, all such reports were filed on a timely basis. Dr. Bockel, a director of the Company, filed a Form 4 on June 23, 2004 for a May 25, 2004 purchase of 2,000 shares of Common Stock. Prior to the adoption of the 2004 Non-Employee Director Compensation Plan at the July 2004 stockholder meeting, the Company compensated non-employee directors under the Directors' Deferred Payment Plan, pursuant to which the Company, on a monthly basis, credited a portion of each non-employee director's retainer to a common stock equivalent account. Each director reported such transactions on a Form 5, filed timely after the end of each fiscal year, including Fiscal 2004. Due to a recent change in the Form 4 and Form 5 filing rules, for Fiscal 2004, such transactions should have been reported on a Form 4 on a monthly basis.

                      THE BOARD OF DIRECTORS OF THE COMPANY

GOVERNANCE OF THE COMPANY

The Board of Directors is responsible for the supervision of the overall affairs of the Company. The Board has adopted a Code of Business Conduct and Ethics that applies to all employees, officers and directors of the Company, and has established a set of Corporate Governance Guidelines, which set forth the policies and principles of the Board and the Company.

The Company's website, www.aptea.com, includes the Company's governance materials, including without limitation, the Corporate Governance Guidelines, the Code of Business Conduct and Ethics, information regarding the process by which stockholders can send communications to the Board and the Company's policy regarding the attendance of members of the Board at annual meetings.

BOARD MEETINGS AND COMMITTEES

During Fiscal 2004, the Board of Directors held eight (8) meetings (one (1) by telephone) and committees thereof held twenty-six (26) meetings. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all Committees of the Board on which such director served. Each meeting includes an executive session of the independent directors, which is chaired by the Lead Director. The independent directors elect the Lead Director each December for the following calendar year. The Lead Director for 2005 is Bobbie Gaunt. The Board has an Executive Committee, a Finance Committee, an Audit Committee, a Compensation Committee, a Governance Committee and an IT Oversight Committee. The Audit Committee, Compensation Committee, Governance Committee and IT Oversight Committee each have a written charter, which outlines the respective committee's duties and responsibilities. The committee charters are published in the Corporate Governance section of the Company's website, www.aptea.com. A copy of the Audit Committee charter is also attached as Appendix A to this proxy statement.

Because Tengelmann owns more than 50% of the Company's Common Stock, the Company qualifies as a "controlled company" under the NYSE listing standards. As a controlled company, the Company is exempt from the NYSE's requirement that it have a majority of independent directors and entirely independent compensation and nominating and corporate governance committees. As indicated below, with the exception of the Compensation Committee, which although not entirely independent does not include any management directors, the Company has voluntarily complied with the NYSE's independence requirements. Additionally, the Company has chosen to have the entirely independent Governance Committee, rather than the Compensation Committee, review and recommend changes to the CEO's compensation.

The Audit Committee, which held twelve (12) meetings in Fiscal 2004 (eight (8) by telephone), consists of Maureen Tart-Bezer, as Chair, Bobbie Gaunt, Dan Kourkoumelis and Richard Nolan. The Board has determined that each member of the Audit Committee is independent in accordance with the NYSE listing rules, the Company's Standards of Independence and Rule 10A-3 of the Exchange Act. In addition, the Board has determined that each member of the Audit Committee qualifies as an "audit committee financial expert," as defined by the SEC. The Audit Committee (i) reviews annual financial statements prior to submission to the Board and reports thereon, (ii) reviews quarterly results prior to release,
(iii) at its discretion, examines and considers matters relating to the internal and external audit of the Company's accounts and financial affairs, (iv) appoints the independent accountants, (v) determines the compensation and retention of, and oversees, the outside accountants, and (vi) as appropriate, meets with Company personnel in the performance of its functions.

The Compensation Committee, which held eight (8) meetings in Fiscal 2004, consists of Bobbie Gaunt, as Chair, John Barline and Edward Lewis. The Compensation Committee (i) except with respect to the Company's CEO, establishes and approves salaries and salary increases and benefits where the median base annual compensation for the salary level is at least $273,000, (ii) recommends to the Board and interprets incentive plans, and (iii) serves as the committee to administer the employee stock option and long term incentive and share award plans.

The Governance Committee, which held three (3) meetings in Fiscal 2004, consists of Richard Nolan, as Chair, Bobbie Gaunt, Dan Kourkoumelis, Edward Lewis and Maureen Tart-Bezer. The Board has determined that each member of the Governance Committee is independent. The Committee's primary purpose is to (i) evaluate the performance of the members of the Board individually and as a group, (ii) review and recommend any changes to the CEO's compensation, (iii) recommend to the Board guidelines and policies for the corporate governance of the Company, (iv) oversee and recommend changes to the governance policies of the Company, examine the relationship between management and the Board and annually review the status of director compensation, and (v) act as a committee for the nomination of candidates for election to the Board.

The Governance Committee will consider director candidates suggested by members of the Board, as well as candidates suggested by management and by stockholders. To submit a recommendation for the Company's next annual meeting, to be held in July, 2006, please provide the prospective candidate's name, contact information, biographical data and qualifications, together with the prospective candidate's written consent to being named as a nominee and to serving on the Board if nominated and elected, to the Governance Committee, c/o The Great Atlantic & Pacific Tea Company, Inc., Chief Legal Officer, 2 Paragon Drive, Montvale, NJ, 07645, by February 1, 2006.

The Governance Committee screens all potential candidates in the same manner regardless of the source of the recommendation. For each candidate, the Governance Committee determines whether the candidate meets the Company's minimum qualifications and specific qualities and skills for directors, which are set forth in the Corporate Governance section of the Company's website, and evaluates the candidate's (i) character, judgment, personal and professional ethics, integrity, values and familiarity with national and international issues affecting business, (ii) depth of experience, skills and knowledge complementary to the Board and the Company's business, and (iii) willingness to devote sufficient time to carry out the duties and responsibilities effectively. The Governance Committee also considers such other relevant factors as it deems appropriate.

BOARD OF DIRECTOR COMPENSATION

The Company does not pay directors who are also officers of the Company any additional compensation or benefits for serving on the Board. The Company pays non-employee directors pursuant to the 2004 Non-Employee Director Compensation Plan (the "Plan"), which provides for the payment of a portion of each non-employee director's fees in cash and a portion in shares of Common Stock. The Plan was adopted by the stockholders at the Company's annual meeting for Fiscal 2003.

Under the Plan, the Company pays non-employee directors an annual retainer of $32,000, plus an attendance fee of $1,000 for each Board meeting attended and $1,000 for each Committee meeting attended if substantial time or effort is involved, plus expenses of attendance. If two (2) or more compensable meetings are held on the same day, the fee for the second meeting is limited to $500. The Company pays the Chair of each Committee, except the Executive Committee Chair, an additional $5,000 per year. In addition, the Company makes an annual grant to each non-employee of that number of shares of Common Stock equal to (x) $45,000, divided by (y) the closing price of the Company's Common Stock on the NYSE, as reported in the Wall Street Journal on the date of grant, which is the first business day after the applicable annual meeting of stockholders.

Each non-employee director may elect to defer all or any portion of his/her cash and equity compensation. A non-employee director shall always be fully vested in his/her deferral account. The Company's obligation to pay benefits under the Plan, however, represents an unfunded, unsecured obligation of the Company and no non-employee director will have any secured interest or claim in any assets or property of the Company.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

A&P Properties Limited, a subsidiary of the Company, leases a store in Windsor, Ontario, Canada that sits on property of Tenga Capital Corporation, which is owned by Erivan and Helga Haub. The lease, which commenced in 1983, currently expires on October 31, 2013 and provides for four five (5) year renewal options. The base annual rental is CN$388,540 until October 31, 2013. During the first option the base annual rent increases to CN$407,967; during the second option to CN$427,934; and the final two options are at rent to be determined.

During Fiscal 2003, the Company entered into a three (3) year agreement with OBI International, a subsidiary of Tengelmann, to purchase seasonal merchandise to be sold in the Company's stores. In Fiscal 2004, the Company's purchases from OBI International totaled $4.7 million.

The Company owns a jet aircraft, which Tengelmann leases from the Company under a full cost reimbursement lease. During Fiscal 2004, Tengelmann was obligated to and has reimbursed the Company $3,507,959, for its use of the aircraft.

                          SUMMARY COMPENSATION TABLE(1)


                                                                                                      LONG TERM
                                                                                                    COMPENSATION
                                                                                                       AWARDS
                                                                                         --------------------------------
                                                                ANNUAL COMPENSATION         SECURITIES        ALL OTHER
                                                                -------------------         UNDERLYING       COMPENSATION
     PRINCIPAL POSITION DURING FISCAL YEAR         YEAR     SALARY ($)(2)    BONUS ($)    OPTIONS/SARS(#)      ($)(6)
     -------------------------------------         ----     -------------    ---------    ---------------    ------------
Christian W. E. Haub                              2004       US $752,000     $768,550                  --         $156,247
  Chairman & Chief Executive Officer              2003           766,462      413,600                  --           38,756
                                                  2002           752,000           --                  --           37,962

Brian C. Piwek (3)                                2004       US $500,000     $455,875                  --          $59,785
  President and Chief Operating Officer           2003           509,615      450,000              50,000           31,616
                                                  2002           372,462      291,000             100,000           44,152

Eric Claus (4)                                    2004       CN $500,000     $455,875                  --          $23,791
   President and Chief Executive Officer,         2003           509,615      240,000              50,000            2,153
   A&P Canada                                     2002           144,426      116,400              75,000              785

Mitchell P. Goldstein (5)                         2004       US $364,519     $435,000                  --          $35,591
  Executive Vice President, Chief Financial       2003           346,538      219,120              50,000           21,624
  Officer & Secretary                             2002           340,000       90,760              20,000           20,479

John E. Metzger                                   2004       US $305,000     $373,625                  --          $79,923
  Senior Vice President, Chief Information        2003          $310,865      188,490              50,000           20,397
  Officer                                         2002           305,000      179,071                  --           19,189


(1) The cash amounts included in the Summary Compensation Table are reported in American dollars for Mr. Haub, Mr. Piwek, Mr. Goldstein and Mr. Metzger, and in Canadian dollars for Mr. Claus.

(2) The Named Executive Officers earned fifty-two (52) weeks of Salary in Fiscal 2004, fifty-three (53) weeks of Salary in Fiscal 2003 and fifty-two (52) weeks of Salary in Fiscal 2002.

(3) Mr. Piwek was promoted from President and Chief Executive Officer of A&P U.S. to President and Chief Operating Officer on November 15, 2004.

(4) Mr. Claus was hired as President and Chief Executive Officer, A&P Canada on November 11, 2002.

(5) Mr. Goldstein was promoted from Senior Vice President, Chief Financial Officer to Executive Vice President, Chief Financial Officer & Secretary on November 15, 2004.

(6) For Fiscal 2002 and Fiscal 2003, the amounts reported in All Other Compensation include contributions by the Company to the 401(k) Plan and the Supplemental Retirement and Benefit Restoration Plan and premiums paid by the Company for life insurance. For Fiscal 2004 the amounts reported in All Other Compensation include: (a) a contribution by the Company to the 401(k) Plan and the Supplemental Retirement and Benefit Restoration Plan for Mr. Haub ($34,845), Mr. Claus ($2,461), Mr. Goldstein ($20,296), Mr. Metzger ($18,113) and Mr. Piwek ($25,346); (b) premiums paid by the Company for life insurance for Mr. Haub ($2,646), Mr. Claus ($1,314), Mr.Goldstein ($2,249), Mr. Metzger ($2,566) and
Mr. Piwek ($5,286); (c) premiums paid for health insurance under the Company's Executive Medical Plan for Mr. Haub ($14,500), Mr.Goldstein ($12,574), Mr. Metzger ($14,420) and Mr. Piwek ($14,420); and (d) amounts paid by the Company for cars for Mr.Goldstein ($471), Mr. Metzger ($16,832), Mr. Claus ($20,016) and Mr. Piwek ($14,733) and amounts paid by the Company for a car and a full-time driver for Mr. Haub ($89,380). The Fiscal 2004 amounts reported in All Other Compensation also include (y) for Mr. Metzger, a tax gross-up of $7,003 for income of $13,860 imputed to him as a result of the Company's reimbursement of certain living expenses, and (z) for Mr. Haub and Mr. Metzger, imputed interest payments on deferred compensation under The Great Atlantic & Pacific Tea Company, Inc., Executive Deferred Compensation Plan of $19,877 and $7,129, respectively. The amounts indicated in this footnote are reported in American dollars for Mr. Haub, Mr. Piwek, Mr. Goldstein and Mr. Metzger, and in Canadian dollars for Mr. Claus.

EMPLOYMENT AND TERMINATION AGREEMENTS

The Company is a party to employment agreements with each of Mr. Claus, Mr. Goldstein, Mr. Metzger and Mr. Piwek (the "Employment Agreements") that provide for the continued employment of such executives for a rolling eighteen (18) month term commencing May 11, 2004 for Mr. Claus, August 24, 2004 for Mr. Goldstein, November 14, 2002 for Mr. Metzger and May 11, 2004 for Mr. Piwek. The Employment Agreements also provide for participation in Company benefit programs (including bonus programs) and services, facilities and perquisites appropriate to their positions, including without limitation, the Executive Medical Plan.

Following termination other than for Cause or resignation for Good Reason and in the absence of a Change of Control (as such terms are defined in the Employment Agreements), Mr. Claus, Mr. Goldstein, Mr. Metzger and Mr. Piwek are entitled to receive (i) a pro rata bonus for the year of termination, (ii) continued insurance coverage for a period of twenty-four (24) months, for Mr. Claus and Mr. Piwek, and for a period of eighteen (18) months, for Mr. Goldstein and Mr. Metzger, and (iii) equal monthly payments of one-twelfth of annual base salary plus average bonus for a period of twenty-four (24) months, for Mr. Claus and Mr. Piwek, and for a period of eighteen (18) months, for Mr. Goldstein and Mr. Metzger. In addition, for Mr. Piwek, in connection with a departure for Good Reason (as defined in his Employment Agreement), which relates to the changes in the Company's organizational structure that occurred on November 15, 2004, the Company shall (i) immediately vest all of his outstanding but unvested options, and such options shall become exercisable for a period of one (1) year from the date of his departure, and (ii) immediately vest Mr. Piwek's SERP benefits at the ten (10) year benefit level.

In the event of a Change of Control, in addition to certain other amounts, the Company shall pay to the applicable executive, as a severance benefit, an amount equal to three (3) times the sum of (i) the executive's final base salary, and
(ii) the average of the applicable executive's three (3) highest bonuses in the
(5) calendar years preceding the termination. Such amount shall be paid in a lump sum within forty-five (45) days after the date of such termination of employment. The Company shall also pay to the executive, on or about the date on which bonuses for the applicable year are paid to executives of the Company, a pro-rata bonus for the calendar year in which the termination occurred. Additionally, the insurance continuation is extended to three (3) years. These provisions apply to terminations without cause or resignations for Good Reason occurring within thirteen (13) months following a Change of Control and for any reason during the thirty (30) days beginning on the first anniversary of a Change of Control. The Employment Agreements also provide for gross-up payments to the executive in the event that any payment or distribution made, or benefit provided, to or for the benefit of the executive is subject to an excise tax.

OPTION TABLES

The following tables provide information with respect to the Fiscal Year-end value of options held by the Named Executive Officers. The Company did not grant stock options to the Named Executive Officers during Fiscal 2004.

                        FISCAL YEAR-END OPTION/SAR VALUES

                                                                   NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                                  UNDERLYING OPTIONS/SARS               IN-THE MONEY
                                                                         AT FY-END              OPTIONS/SARS AT FY-END($)(1)
                                SHARES ACQUIRED     VALUE         -------------------------     ----------------------------
                                  ON EXERCISE     REALIZED        EXERCISABLE UNEXERCISABLE       EXERCISABLE UNEXERCISABLE
         NAME                         (#)            ($)               (#)        (#)                  ($)            ($)
--------------------------      ---------------   --------        ----------- -------------      ------------ ---------------
Christian W. E. Haub .....            --             --               482,500            0            370,500            --
Brian C. Piwek ...........            --             --               208,333       91,667            495,998       541,752
Eric Claus ...............            --             --                 3,500       79,167             19,600       498,752
Mitchell P. Goldstein ....            --             --               107,916       44,584            195,683       274,317
John E. Metzger ..........            --             --                93,416       44,584            195,683       274,317


------
(1) Based on the closing price of the Common Stock on February 25, 2005 of $11.53.

                               PENSION PLAN TABLE

                                                                    YEARS OF SERVICE
                                -----------------------------------------------------------------------------------------
                                   10              15             20               25              30              35
                                --------        --------        --------        --------        --------        ---------
Remuneration
$450,000 ...............        $135,000        $202,500        $270,000        $270,000        $270,000        $270,000
500,000 ................         150,000         225,000         300,000         300,000         300,000         300,000
550,000 ................         165,000         247,500         330,000         330,000         330,000         330,000
600,000 ................         180,000         270,000         360,000         360,000         360,000         360,000
650,000 ................         195,000         292,500         390,000         390,000         390,000         390,000
700,000 ................         210,000         315,000         420,000         420,000         420,000         420,000


The table above indicates the amount of annual benefit payable to a person at age 65 in the specified final average remuneration and years-of-service classifications under SERP, except that such benefits do not reflect the requisite reduction for any applicable Social Security, or other Company retirement benefits. SERP is an unfunded defined benefit final average pay plan that covers, among the Named Executive Officers, Mr. Claus and Mr. Piwek. In addition, the Company has agreed that Mr. Metzger will be included in SERP if, upon reaching the age of 55, he is still employed by the Company.

The compensation covered by SERP is base salary, the "Annual Salary" reflected in the Summary Compensation Table, computed as an average of such base salary over the highest compensated five (5) years of employment during the last ten
(10) years. The benefit is computed at the rate of 3% for up to twenty (20) years of service with a maximum benefit of up to 60% of such average base salary. Estimated credited years of service at retirement for Mr. Claus and Mr. Piwek are eighteen (18) years and fourteen (14) years respectively.

                                PERFORMANCE GRAPH

The following performance graph compares the five-year cumulative total stockholder return (assuming reinvestment of dividends) of the Company's Common Stock to the Standard & Poor's 500 Index and the UBS Warburg Dillon Read Index of Supermarkets, which consists of the Company, Albertson's, Inc., The Kroger Co. and Safeway, Inc., as its peer group. Winn-Dixie Stores, Inc., which has filed for bankruptcy and been delisted, is no longer included as a member of the Peer Group. The performance graph assumes $100 is invested in the Company's Common Stock, the Standard & Poor's 500 Index and the UBS Warburg Dillon Read Index on February 26, 1999, and that dividends paid during the period were reinvested to purchase additional shares.

                                [GRAPHIC OMITTED]

             (Company fiscal year ends--last Saturday in February)


FISCAL YEAR ENDING         S&P 500        A&P      PEER GROUP
------------------         -------       ----      ----------
     02/25/00               $100         $100         $100
     02/23/01               $95          $45          $118
     02/22/02               $84          $118         $124
     02/21/03               $67          $22          $65
     02/27/04               $90          $34          $86
     02/25/05               $95          $50          $82

              REPORT OF THE COMPENSATION AND GOVERNANCE COMMITTEES

The Compensation Committee establishes the salaries and other compensation of the Executive Officers and other key employees of the Company, including, with the exception of the CEO, the Named Executive Officers. The Governance Committee is responsible for recommending and approving the compensation level of the CEO.

The Company's executive compensation program consists of salaries, annual incentives and long-term incentive compensation. It is designed to:

          o for both the short and long-term, attract, retain and motivate Executive Officers; compensate them competitively; and reward them for their contributions to the Company;
          o link each Executive Officer's compensation to the performance of the Company and the leadership demonstrated by the individual executive; and
          o recognize consistently the level of performance with the appropriate level of compensation.

EVALUATION OF EXECUTIVE OFFICER PERFORMANCE IN FISCAL 2004

Although the Compensation Committee considers "performance against" both financial and non-financial objectives to establish executive compensation levels, it does not rely solely on predetermined formulae or a limited set of criteria when it evaluates the performance of the Company's executives. There are three (3) primary financial measures reviewed: net income, cash flow and individual performance. In addition to these three measurements, the Compensation Committee considers the executives' performance against the following:

          o    fortifying the Company's financial condition;
          o    improving the financial performance of the U.S. operations;
          o    strengthening the profitable Canadian operations; and
          o growing stockholder value through improving profitability, EPS growth and liquidity.

The Compensation Committee has concluded after a thorough review of the measurements that the short-term financial objectives were exceeded in most areas.

TOTAL COMPENSATION

To establish target total compensation levels for the Company's executives, the Compensation Committee considers competitive market total compensation. The Company periodically examines competitors' pay practices to ensure that the Company's compensation policies continue to enable it to attract outstanding new people with critical skill sets, and motivate and retain current valuable employees. The total compensation package for each executive consists of three
(3) components: salary; an annual incentive; and a long-term incentive - a detailed discussion of each follows. The target salary and annual incentive levels are set at the median of the individual executive's competitive peer group.

The Compensation Committee intends to continue its practice of compensating executives based on performance against designated goals and strategies - Pay for Performance - consistent with compensation practices throughout the Company.

SALARIES

The Compensation Committee considers several criteria in establishing salaries for the Company's executives, including the Named Executive Officers. Key factors affecting the Compensation Committee's judgment include the nature and scope of the applicable executive's responsibilities, and his/her effectiveness in leading the Company's initiatives. The Compensation Committee also considers the compensation practices and performances of other major corporations that are most likely to compete with the Company for the services of executives.

In Fiscal 2004, Mr. Goldstein received a salary increase in connection with his promotion to Executive Vice President, Chief Financial Officer & Secretary. No other Named Executive Officer received a salary increase in Fiscal 2004.

ANNUAL INCENTIVE

The Company's Annual Incentive Plan provided target annual incentive awards for Fiscal 2004 contingent upon the attainment of established performance goals. With respect to Corporate Staff executives, 30% of the incentive was based on the attainment of a net income goal, 30% on a free cash flow goal and 40% on achieving individual performance goals. With respect to operating unit executives, 25% of the incentive was based on the attainment of sales goals, 25% on the attainment of operating income goals, 25% on the attainment of operating cash flow goals and 25% on achieving individual performance goals.

LONG TERM INCENTIVE

The 1998 Long Term Incentive Plan and Share Award Plan currently authorizes grants through July 13, 2008 of up to 5,000,000 shares for stock options, stock appreciation rights, restricted stock and other stock based awards (collectively, "Long Term Incentive Awards").

In Fiscal 2004, the Company did not issue any Long Term Incentive Awards. In Fiscal 2003, the Long Term Incentive Awards that the Company issued were contingent upon the attainment of pre-established financial goals for Fiscal 2003 and Fiscal 2004, respectively, all of which had to be achieved in order for vesting to occur. The goals established for Fiscal 2003 and Fiscal 2004 were met.

2005 Turnaround Incentive Compensation Plan

It is the view of the Board that executives with significant impact on the future success of the Company should have a substantial "at risk" personal equity investment in the Company's Common Stock. Further, the Board believes that there needs to be a method by which it attracts, retains and rewards key employees for completing a successful and sustained "turnaround", as described below, of the Company. For these reasons, on February 24, 2005, the Board approved the "2005 Turnaround Incentive Compensation Plan" (the "Turnaround Plan").

In conjunction with the Turnaround Plan's adoption, on March 3, 2005, the Company issued, subject to stockholder approval of Item 2 herein, Restricted Stock Units (as defined in the Turnaround Plan) to certain executives, including certain Named Executive Officers. Pursuant to the Plan, the Restricted Stock Units will have no value unless and until the Company returns to profitability for a full fiscal year during the Company's fiscal years ending, February 26, 2006 ("Fiscal 2005"), February 25, 2007 ("Fiscal 2006") and February 24, 2008
("Fiscal 2007"). Additionally, the Restricted Stock Units will not vest completely unless the Company sustains that profitability.

As indicated in the Turnaround Plan, the return to profitability criteria will be met if the Company achieves a Net Profit, defined as a profit after taxes and after adjusting for specific matters which the Company considers to be of a non-operating nature, for either Fiscal 2006 or Fiscal 2007. If the Company achieves net profitability for Fiscal 2006, one-third of the Restricted Stock Units shall vest in April 2007. If the Company sustains net profitability during Fiscal 2007, another third shall vest in April 2008, and if the Company sustains net profitability in Fiscal 2008, the last third shall vest in April 2009. If the Company does not achieve net profitability for Fiscal 2006, but achieves net profitability for Fiscal 2007, one-half of the Restricted Stock Units shall vest in April 2008 and if the Company sustains net profitability in Fiscal 2008, the remaining half shall vest in April 2009.

The Board believes, further, that it is necessary to link the economic interests of key managers with each other and with the stockholders in general. This will promote key management stability, retention, motivation and long-term focus on corporate strategy. As such, the Compensation Committee recommended to the Board and the Board approved, the following executive share-ownership requirements:
(i) three (3) times base salary for the Chief Executive Officer; (ii) two (2) times base salary for members of the Executive Management Team; and (iii) one
(1) times base salary for members of the Senior Management Team. Executives have up to five (5) years to meet such ownership requirement.

DISCUSSION OF FISCAL 2004 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

The Governance Committee, which is composed entirely of independent directors, is responsible for the compensation level of the CEO. In Fiscal 2004, the CEO did not receive a salary increase. The CEO's salary remains at the $752,000 annual rate that became effective October 1, 2001, with an annual performance incentive target of $526,400. For Fiscal 2004, based on performance against pre-established financial and individual performance objectives, the CEO earned $768,550 in incentive payments. It is the opinion of the Board, that given the overall financial results for Fiscal 2004, the CEO earned 146% of his target incentive.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

Section 162(m) of the Internal Revenue Code, enacted in 1993, subject to certain exceptions, disallows a tax deduction to public companies for compensation over $1,000,000 paid to the CEO and the four (4) other most highly compensated executives at fiscal year end. The exceptions to the $1,000,000 deduction limit include compensation paid under preexisting employment agreements and performance-based compensation meeting certain requirements. The Company's 1994 Stock Option Plan and the 1998 Long Term Incentive and Share Award Plan have been tailored to comply with the provisions of Section 162(m) so that amounts received upon the exercise of options and SARs thereunder should be exempt from
Section 162(m) limitations.

As a matter of practice, the Compensation Committee and with respect to the CEO, the Governance Committee, intends to set performance-based goals annually under the Company's variable compensation plans and to deduct compensation paid under these plans to the extent consistent with the provisions of Section 162(m). However, if complying with Section 162(m) conflicts with what the Compensation Committee or the Governance Committee, as applicable, believes is in the best interest of the Company and its stockholders, the applicable Committee may conclude that paying non-deductible compensation is more consistent with the stockholders' best interests.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee or the Governance Committee indicated below has ever been an officer or employee of the Company or any of its subsidiaries.

            COMPENSATION COMMITTEE            GOVERNANCE COMMITTEE
            Bobbie Gaunt, Chair               Dan Kourkoumelis, Chair
            John Barline                      Bobbie Gaunt
            Edward Lewis                      Edward Lewis
                                              Richard Nolan
                                              Maureen Tart-Bezer

                                 AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of four independent directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A, to this Proxy Statement. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors.

Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to express an opinion as to the conformity of such financial statements with generally accepted accounting principles. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board.

In performance of its oversight function, the Audit Committee has reviewed and discussed the Company's audited financial statements for Fiscal 2004 and the performance and fees of PricewaterhouseCoopers LLP ("PwC"), the Company's independent auditors, with management. The Audit Committee has also met and discussed with PwC the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as may be modified or supplemented, relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from PwC required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented, and has discussed with PwC, its independence. Lastly, the Audit Committee has met with the internal auditors to assure that PwC, management and the internal auditors were carrying out their respective responsibilities. Both PwC and the internal auditors have full access to the Audit Committee, including regular meetings without management present. Based on the review of the audited financial statements and the discussions and review with the independent public accountants mentioned above, the Audit Committee recommended to the Board that the audited financial statements for Fiscal 2004 be included in the Company's Annual Report on Form 10-K for Fiscal 2004.

                                          AUDIT COMMITTEE

                                          Maureen Tart-Bezer, Chair
                                          Bobbie Gaunt
                                          Dan Kourkoumelis
                                          Richard Nolan


                         INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors, upon the Audit Committee's recommendation, has reappointed PwC, independent auditors, as the Company's independent auditors for Fiscal 2005. One or more representative(s) of PwC will be present at the Annual Meeting, will be given an opportunity to make a statement and will be available to respond to questions.

FEES AND SERVICES

The following table presents aggregate fees billed to the Company by PwC for professional services rendered for Fiscal 2004 and Fiscal 2003.

FEES AND SERVICES

The following table presents aggregate fees billed to the Company by PwC for professional services rendered for Fiscal 2004 and Fiscal 2003.

                                                    2004               2003
                                                 ----------         ----------

Audit Fees (1)                                   $3,279,000         $1,200,000
Audit-Related Fees (2)                            1,705,962            663,000
Tax Fees (3)                                         49,574            205,000
Other (4)                                           348,099             31,000
                                                 ----------         ----------
PwC Total Fees                                   $5,382,635         $2,099,000
                                                 ==========         ==========

--------------------------

(1) Audit Fees represent fees for professional services provided in connection with the audit of the Company's consolidated annual financial statements and review of the quarterly financial statements and internal controls over financial reporting, and audit services in connection with statutory or regulatory filings, consents or other SEC matters. Audit fees increased from Fiscal 2003 to Fiscal 2004 primarily because of the implementation of Section 404 of the Sarbanes-Oxley Act of 2002.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." In Fiscal 2004, this category consisted primarily of fees associated with the Fiscal 2001 re-audit and the audit of employee benefit plans. In Fiscal 2003, this category consisted primarily of services related to employee benefit plan audits and, in connection with the sale of the Company's Eight O'Clock Coffee business, the stand-alone audit of Eight O'Clock Coffee which was disposed of during 2003.

(3) Tax Fees consist of fees billed for professional services rendered for tax consulting services.

(4) Other Fees consist of fees for products and services other than those reported above. In Fiscal 2004, Other Fees consisted of services related to our Canadian Food Basics litigation as well as a review of accounting for certain real estate transactions. In Fiscal 2003, Other Fees consisted of consulting services relating to swap arrangements and real estate properties.

PRE-APPROVAL PROCESS AND POLICY

Our Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. Our Audit Committee pre-approved all such audit and non-audit services provided by the independent auditors in Fiscal 2004. These services have included audit services, audit-related services, tax services and other services.

RELATIONSHIP WITH INDEPENDENT AUDITORS

As part of its duties, the Audit Committee also considered and determined that the provision of services, other than audit services, during Fiscal 2004 by PwC is compatible with maintaining the independence of PwC.

ITEM 2 - AMENDMENT TO THE 1998 LONG TERM INCENTIVE AND SHARE AWARD PLAN

On February 24, 2005, the Board of Directors adopted, subject to stockholder approval, an amendment to the Company's 1998 Long Term Incentive and Share Award Plan (the "Plan"), to increase the number of shares of Common Stock ("Shares") available for issuance from 5,000,000 to 8,000,000 ("Amendment").

The Board believes this increase is necessary to provide sufficient Shares for the Company to continue to attract, retain and motivate employees upon whom the continued success, growth and development of the Company is dependent. The Board, therefore, recommends that the stockholders vote "FOR" the proposed Amendment.

The Plan was originally approved by the stockholders at the Company's annual meeting of stockholder in July, 1999. As of May 16, 2005, there were 1,214,101 Shares available for future grant under the Plan. The following is a general description of the principal features of the Plan, which is qualified in its entirety by reference to the actual Plan, a copy of which is included as Appendix B.

DESCRIPTION OF THE PLAN

GENERAL. The purpose of the Plan is to enhance the interests of the Company and its stockholders by providing a means to attract, retain and motivate employees upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependant.

ADMINISTRATION. The Plan is administered by the Compensation Committee, or such other committee of the Board (the "Committee"), which consists solely of two or more "non-employee directors" (as defined in Rule 16b-3 under the Exchange Act). The Committee is authorized to, among other things, determine the type(s) of Awards (as defined in the Plan), the number of Shares to which an Award may relate and the terms and conditions of the Awards. The Committee may make all decisions and determinations regarding the Plan as may deem necessary or advisable.

ELIGIBILITY. The Committee may grant Awards to all employees of the Company, or a subsidiary or an affiliate of the Company. Non-employee directors are not eligible to participate in the Plan. As of the date of this Proxy Statement, there are approximately 78,000 employees, including officers and other key management personnel who are eligible to receive Awards. The Committee, in its discretion, selects the participants to whom Awards may be granted from those eligible.

NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN. The Plan initially had 5,000,000 Shares available for issuance. If the stockholders approve this proposal, the number of available Shares would be increased by 3,000,000. The Committee may not grant an Award if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the total number of Shares available for issuance. Shares awarded under the Plan may be authorized and un-issued shares or treasury shares.

AWARD TYPES AND APPLICABLE AWARD PROVISIONS

OPTIONS. Options granted under the Plan may be incentive stock options ("ISO") or non-qualified stock options ("NQSO"). No participant may be granted options for more than 500,000 Shares in any calendar year. The Committee determines the exercise price of an option at the time such option is granted, provided, that the exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company's Common Stock on the date such option is granted. Fair market value is determined by the Common Stock's closing price on the New York Stock Exchange on the date the option is granted. As of May 16, 2005, the closing price for the Company's Common Stock was $21.24 per share.

RESTRICTED SHARES/UNITS. Restricted Shares/Units (each as defined in the Plan) shall be subject to such restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement, the holder of Restricted Shares shall have all of the rights of a stockholder, including the right to vote and to receive dividends thereon. Stock dividends will be treated as additional Restricted Shares and will be subject to the same terms and conditions as the initial grant, unless otherwise provided by the Committee.

As explained in the "Report of the Compensation and Governance Committees", the Company granted, subject to stockholder approval of this Amendment, 175,000 Restricted Stock Units to Christian Haub, 125,000 Restricted Stock Units to Brian Piwek, 100,000 Restricted Stock Units to Mitchell P. Goldstein and 70,000 Restricted Stock Units to John E. Metzger. The Company granted a total of 625,000 Restricted Stock Units to the Executive Officers as a group, and 975,000 Restricted Stock Units to the non-executive officer/employee group.

TERM. The Committee shall determine the term of each Award; provided, however, that in no event shall the term of any ISO exceed a period of ten (10) years from its grant date (or such shorter period as may be applicable under Section 422 of the Code).

TRANSFERABILITY. Unless otherwise expressly indicated by the Committee, Awards are not transferable except by will or the laws of descent and distribution and shall be exercisable during the lifetime of the holder only by such holder or his/her guardian or legal representative.

ADJUSTMENTS UPON CORPORATE TRANSACTION. In the event that a recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, repurchase or other similar corporate transaction or event affects the Shares, such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Award holders, the Committee may adjust the aggregate number of shares reserved for issuance under the Plan, the number of shares covered by each outstanding award, and the amounts to be paid by Award holders or the Company on any outstanding Award. No such adjustment may increase the aggregate value of any outstanding award.

CHANGE OF CONTROL. In the event of a Change of Control (as defined in the Plan), all outstanding Awards pursuant to which a holder may have rights the exercise of which is restricted or limited, shall become full exercisable, all restrictions or limitations on outstanding Awards shall lapse, and all performance criteria and other conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company.

AMENDMENT AND TERMINATION. No Awards may be granted under the Plan subsequent to July 14, 2008. The Board may terminate the Plan at an earlier date, or amend the Plan at any time. However, the Company must obtain stockholder approval for any Plan amendment to the extent required by applicable legal or regulatory requirements or as required for the Plan to satisfy the requirements of 422 of the Code. In addition, the award holder's written consent is required for any amendment or termination of the Plan which will adversely affect any previously granted award.

FEDERAL INCOME TAX CONSEQUENCES. The following description of the U.S. federal income tax consequences of Awards under the Plan is a general summary. This description is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants of the Plan.

An Option granted under the Plan may be an ISO, which satisfies the requirements of Section 422 of the Code or a NQSO, which is not intended to meet such requirements. The federal income tax treatment for the two types of Options differs as follows:

Incentive Stock Options. Generally, the optionee recognizes no taxable income and the Company is not entitled to a deduction at the time of an ISO's grant. If an optionee exercises an ISO in accordance with the ISO's terms and does not dispose of the shares acquired thereby (the "ISO Shares") (i) within two (2) years from the date of the grant of the ISO or (ii) within one (1) year from the date of exercise of the ISO, the optionee will not recognize income by reason of the exercise, and the Company will not be entitled to a deduction by reason of the grant or exercise. The optionee will, however, recognize taxable income in the year in which the ISO Shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the ISO grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

If there is a qualifying disposition of ISO Shares, the optionee will recognize long-term capital gain or loss in an amount equal to the difference of the amount realized upon the sale or other disposition of such ISO Shares over the optionee's basis therein, and the Company will not be entitled to a deduction. If there is a disqualifying disposition of ISO Shares, then the excess of the fair market value of ISO Shares acquired on the exercise date (or the amount realized on a disqualifying disposition, if less) over the optionee's basis in such ISO Shares will be taxable as ordinary income to the optionee, and the Company will ordinarily be entitled to a deduction. Any additional gain or loss recognized upon the disposition of ISO Shares will be taxable as a capital gain or loss, provided the optionee holds the ISO Shares as a capital asset at the time of the disposition.

Non-qualified Stock Options. Generally, no taxable income is recognized by an optionee upon the grant of a NQSO. The optionee will in general recognize ordinary income in the year in which a NQSO is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

The Company will generally be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercise of a NQSO. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

The foregoing statement is only a summary of the Federal income tax consequences of the Plan and is based on the Company's understanding and interpretation of present Federal tax laws, regulations and rulings. Since tax laws, regulations and rulings may change or interpretations may differ, each participant should consult his or her own tax advisor regarding the tax consequences related to participation in the Plan.

                               ------------------

The Board has unanimously approved the amendment to the 1998 Long Term Incentive and Share Award Plan, in order to reserve an additional 3,000,000 shares of Common Stock, and recommends that you vote FOR its approval. Unless directed otherwise, the persons named in the enclosed form of proxy have indicated they intend to vote FOR the approval of the Amendment.

                              STOCKHOLDER PROPOSALS

The Company will consider including a stockholder's proposal in the proxy statement and form of proxy for the Annual Meeting of Stockholders for Fiscal 2005 if it receives such proposal at the principal office of the Company no later than January 24, 2006. In order for a proposal submitted outside of Rule 14a-8 of the Exchange Act to be considered "timely" within the meaning of Rule 14a-14(c), such proposal must be received by April 9, 2006.

                                  OTHER MATTERS

No business other than that set forth in the attached Notice of Annual Meeting is expected to come before the Annual Meeting. However, should any other matters requiring a vote of stockholders arise, including the question of adjourning the Annual Meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company. In the event that any of the above-named nominees for the office of director shall withdraw or otherwise become unavailable, the persons named as proxies may vote for other persons in their place in the best interest of the Company.

By Order of the Board of Directors


MITCHELL P. GOLDSTEIN
Executive Vice President, Chief Financial Officer
& Secretary

Dated: May 27, 2005

EACH PERSON SOLICITED BY THIS PROXY STATEMENT, INCLUDING ANY PERSON WHO ON MAY 20, 2005 IS A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK, MAY REQUEST A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE LAST FISCAL YEAR.

SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY AT ITS ADDRESS AFORESAID.

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER


I.       ORGANIZATION

         There shall be a Committee of the Board of Directors of The Great Atlantic & Pacific Tea Company, Inc. (the "Company") to be known as the Audit Committee. The Audit Committee shall be composed of three or more directors who, as determined and disclosed by the Board of Directors, (i) meet the independence requirements of the New York Stock Exchange (the "NYSE") and the Securities Exchange Act of 1934, as amended (the "1934 Act"), as well as the rules and regulations thereunder, and (ii) have sufficient financial literacy to enable him/her to discharge the responsibilities of a Committee member. Additionally, at least one member of the Audit Committee shall be an "Audit Committee Financial Expert," as defined by the Securities and Exchange Commission ("SEC"). No member of the Audit Committee shall simultaneously serve on the audit committee of more than two (2) other public companies. The Audit Committee shall comply with all applicable rules and regulations of the SEC and the NYSE.

         The Audit Committee shall meet four times per year or more frequently as circumstances require and may ask members of management or others to attend meetings and provide pertinent information as necessary.

         To carry out its duties, the Audit Committee shall have the authority to engage and obtain advice and assistance from outside legal, accounting and other advisors to the extent it deems necessary and shall receive appropriate funding, as determined in its sole judgment, from the Company for payment of compensation to any and all outside advisors employed by the Audit Committee and for ordinary administrative expenses necessary to carry out its duties. Additionally, the Audit Committee shall meet separately, periodically, with the independent auditors, with the internal auditors, with management and with the Chief Legal Officer.

II.      PURPOSE

         The Audit Committee's primary purpose is to assist the Board of Directors in its oversight of (i) the integrity of the Company's financial statements, (ii) the qualifications and independence of the Company's independent auditors, (iii) the performance of the Company's internal audit function and the independent auditors, the system of internal financial and accounting controls established by management and the audit process, and (iv) compliance by the Company with legal and regulatory requirements. The Audit Committee shall provide an open avenue of communication between the internal auditors, the independent auditors, the Board of Directors and Company management. The Audit Committee shall also function as the Company's qualified legal compliance committee ("QLCC"), as defined in Rule 205.2(k) promulgated under the 1934 Act.

         It is not the responsibility of the Audit Committee to plan or conduct audits, to prepare the Company's financial statements or to determine that the Company's financial statements conform with generally accepted accounting principles ("GAAP"). Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. It is also not the responsibility of the Audit Committee to assure compliance with laws and regulations and the Company's code of conduct. Management is responsible for assuring compliance with applicable laws and regulations and with the Company's code of conduct.

III.     RESPONSIBILITIES

         In carrying out its oversight responsibilities, the Audit Committee shall perform the following functions:

         A.       RELATIONSHIP WITH INDEPENDENT AUDITORS

         The Audit Committee shall appoint a firm of certified public accountants to conduct the audits of the financial statements of the Company, and selected subsidiaries, for the fiscal year in which the firm is appointed. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the independent auditors and such independent auditors shall report directly to the Audit Committee. In fulfillment of such responsibilities, the Audit Committee shall:

         1. Pre-approve all audit and permissible non-audit services of the independent auditors.

         2. Meet with the independent auditors and financial management of the Company to review (i) the scope and fees of the proposed audit for the current year and the planned audit procedures and (ii) any audit problems or difficulties, including without limitation, restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, communications between the audit team and the independent auditors' national office, and any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors, and management's response thereto.

         3. Be directly responsible for the resolution of disagreements between management and the independent auditors regarding financial reporting.

         4. Obtain from the independent auditors each year a formal written statement delineating (i) the independent auditors' internal quality-control procedures, any material issues raised by the independent auditor's most recent internal quality-control review or by any inquiry or investigation, within the preceding five (5) years, by governmental or professional authorities with respect to any independent audit carried out by the auditor, and any steps taken to deal with any such issues and (ii) all relationships between the independent auditors and the Company.

         5. Periodically engage in a dialogue with the independent auditors regarding any relationships or services that may impact the objectivity and independence of the auditors, and recommend that the Board of Directors take appropriate action in response to the independent auditors' report to oversee and satisfy itself of the auditors' independence.

         6. Review and discuss with the independent auditors (i) the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and (ii) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

         7. Review with the independent auditors all critical accounting policies used by the Company, alternative accounting treatments discussed with management along with the potential ramifications of using those alternatives, and other written communications provided by the independent auditors to management, including a schedule of unadjusted audit differences.

         8. Set clear hiring policies for employees or former employees of the Company's independent auditors.

         B.       OVERSIGHT OF FINANCIAL REPORTING

         In carrying out its responsibilities with respect to oversight of the Company's financial reporting, the Audit Committee shall:

         1. Review and discuss with management the Company's annual audited financial statements and quarterly financial statements prior to submission to the Board of Directors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".

         2. Discuss the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

         3. Review the Annual Report on Form 10-K and the Proxy Statement prior to submission to the SEC.

         4. Meet separately, periodically, with management, with the internal auditors and with the independent auditors. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         5. Discuss major financial risk exposures and the Company's guidelines and policies with respect to financial risk assessment and management.

         6. Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

         C.       INTERNAL AUDIT

         In carrying out its responsibilities with respect to oversight of the Company's internal audit function, the Audit Committee shall:

         The review should also include discussion of the

         1. Review the internal audit function of the Company including the independence and authority of its reporting obligations; the proposed audit plans for the coming year and the coordination of such plans with the independent auditors.

         2. Receive quarterly, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

         3. Discuss with management and the internal auditors, the quality of and compliance with the Company's internal controls and the responsibilities, budget and staffing of the Company's internal audit function.

         D.       LEGAL AND REGULATORY COMPLIANCE

         In carrying out its responsibilities with respect to oversight of the Company's compliance with legal and regulatory requirements, the Audit Committee shall:

         1. Review and reassess on an annual basis, the adequacy of the Audit Committee's charter and the Audit Committee's performance.

         2. Issue annually a report to be included in the Company's Proxy Statement as required by the rules of the SEC.

         3. Review with the Company's Chief Legal Officer, legal matters that could have a significant impact on the Company's financial statements.

         E.       QUALIFIED LEGAL COMPLIANCE COMMITTEE

         The Audit Committee, in its capacity as a QLCC, shall receive reports of material violations of the securities laws, breaches of fiduciary duties or similar violations governed by such rule from attorneys representing the Company, including in-house counsel and take such actions as may be permitted or required of a QLCC under applicable law and the procedures adopted by the Board of Directors.

         F.       REPORTS TO THE BOARD

         The Audit Committee shall submit the minutes of all meetings of the Audit Committee to, or review the matters discussed at each Audit Committee meeting with, the Board of Directors.

         In addition to the responsibilities outlined above, the Audit Committee shall examine and consider such other matters in relation to the internal and external audit of the Company's accounts and in relation to the financial affairs of the Company and its books of account as the Audit Committee determines to be desirable or as requested by the Board of Directors.

                                   APPENDIX B

                  1998 LONG TERM INCENTIVE AND SHARE AWARD PLAN

1. Purposes.

                  The purposes of the 1998 Long Term Incentive and Share Award Plan are to advance the interests of The Great Atlantic & Pacific Tea Company, Inc. and its shareholders by providing a means to attract, retain, and motivate employees of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

2.   Definitions.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     a) "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

     b) "Award" means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Dividend Equivalent, or Other Share-Based Award granted to an Eligible Person under the Plan.

     c) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

     d) "Beneficiary" means the person, persons, trust or trusts which have been designated by the Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     e)   "Board" means the Board of Directors of the Company.

     f) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

     g) "Committee" means the Compensation Policy Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Committee shall consist of two or more directors of the Company, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable.

     h) "Company" means The Great Atlantic & Pacific Tea Company, Inc., a corporation organized under the laws of Maryland, or any successor corporation.

     i) "Dividend Equivalent" means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

     j) "Eligible Person" means an employee of the Company, a Subsidiary or an Affiliate, including any director who is an employee.

     k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

     l) "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of a Share shall mean the closing price of the Share on the date on which it is to be valued hereunder (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange on which the Shares are traded, as such prices are officially quoted on such exchange.

     m) "ISO" means any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

     n)   "NQSO" means any Option that is not an ISO.

     o)   "Option" means a right, granted under Section 5(b), to purchase
          Shares.

     p) "Other Share-Based Award" means a right, granted under Section 5(h), that relates to or is valued by reference to Shares.

     q) "Participant" means an Eligible Person who has been granted an Award under the Plan.

     r)   "Performance Share" means a performance share granted under Section
          5(f).

     s)   "Performance Unit" means a performance unit granted under Section
          5(f).

     t)   "Plan" means this 1998 Long Term Incentive and Share Award Plan.

     u) "Restricted Shares" means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

     v) "Restricted Share Unit" means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.

     w) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     x)   "SAR" or "Share Appreciation Right" means the right, granted under
          Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

     y)   "Shares" means common stock, $1 par value per share, of the Company.

     z) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3.  Administration.

         a) Authority of the Committee. The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

                  i. to select Eligible Persons to whom Awards may be granted;

                  ii.      to designate Affiliates;

                  iii. to determine the type or types of Awards to be granted to each Eligible Person;

                  iv. to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, and any bases for adjusting such exercise, grant or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

                  v. to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

                  vi. to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person;

                  vii. to determine whether, to what extent, and under what circumstances any cash, Shares, other Awards, or other property payable on a deferred basis will be adjusted for interest or earnings equivalents and, if so, the basis for determining such equivalents;

                  viii. to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

                  ix. to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

                  x. to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

                  xi. to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable; and

                  xii. to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

                           1. Manner of Exercise of Committee Authority. The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any person claiming any rights under the Plan from or through any Eligible Person, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to
                                    Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.

                           2. Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

                           3. Limitation on Committee's Discretion. Anything in this Plan to the contrary notwithstanding, in the case of any Award which is intended to qualify as "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, unless the Award Agreement specifically provides otherwise, the Committee shall have no discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as such performance-based compensation.

                           4. Quorum, Acts of Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be acts of the Committee.

4.  Shares Subject to the Plan.

         a) Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be 8,000,000. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised.

         b) Subject to adjustment as provided in Section 4(c) hereof, the maximum number of Shares with respect to which options or SARs may be granted during a calendar year to any Eligible Person under this Plan shall be 500,000 Shares.

         c) In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that, in the case of an Award which is intended to qualify as "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, such authority shall be subject to Section 3(d) hereof.

         d) Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

5.  Specific Terms of Awards.

         a) General. Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of employment by the Eligible Person.

         b) Options. The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:

         a) Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee, and the Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

         b) Option Term. The term of each Option shall be determined by the Committee.

         c) Time and Method of Exercise. The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares, notes or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons.

         d) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan. ISOs may only be granted to employees of the Company or a Subsidiary.

         c) SARs. The Committee is authorized to grant SARs (Share Appreciation Rights) to Eligible Persons on the following terms and conditions:

i. Right to Payment. An SAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise) over (2) the base amount of the SAR as determined by the Committee as of the date of grant of the SAR (which, in the case of an SAR granted in tandem with an Option, shall be equal to the exercise price of the underlying Option).

ii. Other Terms. The Committee shall determine, at the time of grant or thereafter, the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Persons, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Unless the Committee determines otherwise, an SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter and (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

         a. Restricted Shares. The Committee is authorized to grant Restricted Shares to Eligible Persons on the following terms and conditions:

         i. Issuance and Restrictions. Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Person granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon. The Committee must certify in writing prior to the lapse of restrictions conditioned on achievement of performance criteria that such performance criteria were in fact satisfied.

         ii. Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of employment during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents (and any accrued but unpaid interest or earnings equivalents thereon) that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

         iii. Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of the certificate.

         iv. Dividends. Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred (with or without the crediting of interest or earnings equivalents thereon as determined by the Committee) for payment to such date as determined by the Committee, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends; provided, however, that any such dividends (and any interest or earnings equivalents credited thereon) shall be subject to forfeiture upon such conditions, if any, as the Committee may specify. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

                  e) Restricted Share Units. The Committee is authorized to grant Restricted Share Units to Eligible Persons, subject to the following terms and conditions:

         i. Award and Restrictions. Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Person). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine. The Committee must certify in writing prior to the lapse of restrictions conditioned on the achievement of performance criteria that such performance criteria were in fact satisfied.

         ii. Forfeiture. Except as otherwise determined by the Committee at date of grant or thereafter, upon termination of employment (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.

                  f) Performance Shares and Performance Units. The Committee is authorized to grant Performance Shares or Performance Units or both to Eligible Persons on the following terms and conditions:

         i. Performance Period. The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Shares and Performance Units. Performance objectives may vary from Eligible Person to Eligible Person and shall be based upon such performance criteria as the Committee may deem appropriate. Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Performance Shares and Performance Units for which different Performance Periods are prescribed.

         ii. Award Value. At the beginning of a Performance Period, the Committee shall determine for each Eligible Person or group of Eligible Persons with respect to that Performance Period the range of number of Shares, if any, in the case of Performance Shares, and the range of dollar values, if any, in the case of Performance Units, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met.

         iii. Significant Events. If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective; provided, however, that, in the case of an Award which is intended to qualify as "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, such authority shall be subject to Section 3(d) hereof.

         iv. Forfeiture. Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of employment during the applicable Performance Period, Performance Shares and Performance Units for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares and Performance Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares and Performance Units.

         v. Payment. Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. The Committee must certify in writing prior to the payment of any Performance Share or Performance Unit that the performance objectives and any other material terms were in fact satisfied.

                  a. Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Eligible Persons. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify, provided that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

                  b. Other Share-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(h).

6.  Certain Provisions Applicable to Awards.

         a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

         b) Terms of Awards. The term of each Award granted to an Eligible Person shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

         c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest or earnings equivalents to be credited with respect to such payments.

         d) Nontransferability. Unless otherwise set forth by the Committee in an Award Agreement, Awards (except for vested shares) shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his or her guardian or legal representative. An Eligible Person's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person's creditors.

7.  Change of Control Provisions.

         a) Acceleration of Exercisability and Lapse of Restrictions. In the event of a Change of Control, the following acceleration provisions shall apply unless otherwise provided by the Committee at the time of the Award grant:

             All outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited, shall become fully exercisable at the time of the Change of Control. Unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse, and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company at the time of the Change of Control.

         b) Definitions of Certain Terms. For purposes of this Section 7, the following definitions, in addition to those set forth in Section 2, shall apply:

         i. "Change of Control" means and shall be deemed to have occurred if:

                  a. any person (within the meaning of the Exchange Act), other than the Company, a Related Party or Tengelmann Warenhandelsgesellschaft, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Voting Securities representing 40 percent or more of the total voting power of all the then-outstanding Voting Securities; or

                  b. the individuals who, as of the effective date of the Plan, constitute the Board, together with those who first become directors subsequent to such date and whose recommendation, election or nomination for election to the Board was approved by a vote of at least a majority of the directors then still in office who either were directors as of the effective date of the Plan or whose recommendation, election or nomination for election was previously so approved (the "Continuing Directors"), cease for any reason to constitute a majority of the members of the Board; or

                  c. the stockholders of the Company approve a merger, consolidation, recapitalization or reorganization of the Company or a Subsidiary, reverse split of any class of Voting Securities, or an acquisition of securities or assets by the Company or a Subsidiary, or consummation of any such transaction if stockholder approval is not obtained, other than (I) any such transaction in which the holders of outstanding Voting Securities immediately prior to the transaction receive (or, in the case of a transaction involving a Subsidiary and not the Company, retain), with respect to such Voting Securities, voting securities of the surviving or transferee entity representing more than 60 percent of the total voting power outstanding immediately after such transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction, or (II) any such transaction which would result in a Related Party beneficially owning more than 50 percent of the voting securities of the surviving entity outstanding immediately after such transaction; or

                  d. the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than any such transaction which would result in a Related Party owning or acquiring more than 50 percent of the assets owned by the Company immediately prior to the transaction.

         i. "Related Party" means (a) a majority-owned subsidiary of the Company; (b) an employee or group of employees of the Company or any majority-owned subsidiary of the Company; (c) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any majority-owned subsidiary of the Company; or (d) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of Voting Securities.

         ii. "Voting Securities" means any securities of the Company which carry the right to vote generally in the election of directors.

8.  General Provisions.

         a) Compliance with Legal and Trading Requirements. The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal or state law.

         b) No Right to Continued Employment or Service. Neither the Plan nor any action taken thereunder shall be construed as giving any employee or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee's or director's employment or service at any time.

         c) Taxes. The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person's tax obligations.

         d) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's shareholders to the extent such shareholder approval is required under Section 422 of the Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

         e) No Rights to Awards; No Shareholder Rights. No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees. No Award shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.

         f) Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant

         g) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

         h) Not Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees or directors unless the Company shall determine otherwise.

         i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

         j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of New Jersey without giving effect to principles of conflict of laws.

         k) Effective Date; Plan Termination. The Plan shall become effective as of July 14, 1998 (the "Effective Date"), subject to approval by the vote of the holders of a majority of the shares of stock of the Company present or represented at the annual meeting of stockholders to be held in July 1999. Awards may be made prior to such approval by stockholders, but each such Award shall be subject to the approval of this Plan by the stockholders, and if this Plan shall not be so approved, all Awards granted under this Plan shall be of no effect. The Plan shall terminate as to future awards on the date which is ten (10) years after the Effective Date.

         l) Relationship to 1998 Restricted Stock Plan. This Plan constitutes an amendment and restatement of The Great Atlantic & Pacific Tea Company, Inc. 1998 Restricted Stock Plan (the "Restricted Stock Plan") effective as of July 14, 1998, the date of inception of the Restricted Stock Plan. Any awards of shares of Restricted Stock made under the Restricted Stock Plan shall be deemed to be Awards of Restricted Shares under this Plan and shall be subject to all the terms and conditions of this Plan.

         m) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

                                 JULY 14, 2005




                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



                             |                                                                        |
                             v Please detach along perforated line and mail in the envelope provided. v
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

------------------------------------------------------------------------------------------------------------------------------------
                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND PROPOSAL 2.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |x|
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR  AGAINST  ABSTAIN
(1) ELECTION OF DIRECTORS                                        (2) Proposal to amend the 1998 Long Term      |_|    |_|      |_|
                                                                     Incentive and Share Award Plan (the
                     NOMINEES:                                       "Plan") to increase the number of shares
                                                                     that may be issued under the Plan by
|_| FOR ALL NOMINEES          |_| J. D. Barline                      3,000,000.
                              |_| J. J. Boeckel
|_| WITHHOLD AUTHORITY        |_| B. Gaunt FOR ALL NOMINEES          (THE DIRECTORS RECOMMEND A VOTE "FOR")
    C. W. E. Haub             |_| H. Haub
                              |_| D. Kourkoumelis
|_| FOR ALL EXCEPT            |_| E. Lewis
    (See instructions below)  |_| R. L. Nolan
                              |_| M. B. Tart-Bezer

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the
             circle next to each nominee you wish to withhold,
             as shown here: o
-----------------------------------------------------------------






-----------------------------------------------------------------
To change the address on your account, please check the box   |_|
at right and indicate your new address in the address space
above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
-----------------------------------------------------------------

Signature of Stockholder                         Date:           Signature of Stockholder                           Date:
                        ------------------------      ----------                         --------------------------      -----------
     NOTE:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
             When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dear Stockholder:

We are pleased to send you our 2004 Annual Report and Proxy Statement. The Annual Meeting of Stockholders will be held at 9:00 A.M. (E.D.T.) on Thursday, July 14, 2005 at the The Woodcliff Lake Hilton, 200 Tice Boulevard, Woodcliff Lake, New Jersey.

If you are interested in further information about the Company, you are invited to contact the Treasury Department at the executive offices at 2 Paragon Drive, Montvale, New Jersey or contact the A&P's home page at www.aptea.com.


                                             Sincerely,

                                             Mitchell P. Goldstein
                                             Executive Vice President, Chief
                                             Financial Officer & Secretary

         IMPORTANT NOTICE: All Annual Meeting attendees may be asked to present a valid government-issued photo identification, such as a driver's license or passport, before entering the meeting. In addition, video and audio recording devices and other electronic devices will not be permitted at the Annual Meeting, and attendees will be subject to security inspections.


                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
                 PROXY - FOR THE ANNUAL MEETING - JULY 14, 2005
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

         The undersigned, having received the Notice of Meeting and Proxy Statement dated May 27, 2005, appoints CHRISTIAN W. E. HAUB, MITCHELL P. GOLDSTEIN and MARY ELLEN OFFER, and each or any of them as Proxies with full power of substitution, to represent and vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 A.M. (E.D.T.) July 14, 2005, at The Woodcliff Lake Hilton, 200 Tice Boulevard, Woodcliff Lake, New Jersey, or at any adjournment thereof, with all powers which the undersigned would possess if personally present.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ITEMS (1) AND (2), ALL OF SAID ITEMS BEING MORE FULLY DESCRIBED IN THE NOTICE OF MEETING AND THE ACCOMPANYING PROXY STATEMENT. THE UNDERSIGNED RATIFIES AND CONFIRMS ALL THAT SAID PROXIES OR THEIR SUBSTITUTES MAY LAWFULLY DO BY VIRTUE HEREOF.


                         (TO BE SIGNED ON REVERSE SIDE)


                                                                           14475

                       ANNUAL MEETING OF STOCKHOLDERS OF

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

                                 JULY 14, 2005

                       ---------------------------------
                           PROXY VOTING INSTRUCTIONS
                       ---------------------------------

MAIL - Date, sign and mail your proxy card in the
envelope provided as soon as possible.
                                                                  ---------------------- ----------------------
                      - OR -
                                                                      COMPANY NUMBER

                                                                  ---------------------- ----------------------
TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and                    ACCOUNT NUMBER
follow the instructions. Have your proxy card
available when you call.                                          ---------------------- ----------------------

                      - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the              ---------------------- ----------------------
on-screen instructions. Have your proxy card
available when you access the web page.

------------------------------------------------------------------------------------------------------------------------------------
You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date.
------------------------------------------------------------------------------------------------------------------------------------

                             |                                                                        |
                             v Please detach along perforated line and mail in the envelope provided. v
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

------------------------------------------------------------------------------------------------------------------------------------
                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND PROPOSAL 2.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |x|
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR  AGAINST  ABSTAIN
(1) ELECTION OF DIRECTORS                                        (2) Proposal to amend the 1998 Long Term      |_|    |_|      |_|
                                                                     Incentive and Share Award Plan (the
                     NOMINEES:                                       "Plan") to increase the number of shares
                                                                     that may be issued under the Plan by
|_| FOR ALL NOMINEES          |_| J. D. Barline                      3,000,000.
                              |_| J. J. Boeckel
|_| WITHHOLD AUTHORITY        |_| B. Gaunt FOR ALL NOMINEES          (THE DIRECTORS RECOMMEND A VOTE "FOR")
    C. W. E. Haub             |_| H. Haub
                              |_| D. Kourkoumelis
|_| FOR ALL EXCEPT            |_| E. Lewis
    (See instructions below)  |_| R. L. Nolan
                              |_| M. B. Tart-Bezer

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the
             circle next to each nominee you wish to withhold,
             as shown here: o
-----------------------------------------------------------------






-----------------------------------------------------------------
To change the address on your account, please check the box   |_|
at right and indicate your new address in the address space
above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
-----------------------------------------------------------------

Signature of Stockholder                         Date:           Signature of Stockholder                           Date:
                        ------------------------      ----------                         --------------------------      -----------
     NOTE:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
             When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

                                 JULY 14, 2005

                       ---------------------------------
                           PROXY VOTING INSTRUCTIONS
                       ---------------------------------

MAIL - Date, sign and mail your proxy card in the
envelope provided as soon as possible.
                                                                  ---------------------- ----------------------
                      - OR -
                                                                      COMPANY NUMBER

                                                                  ---------------------- ----------------------
TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and                    ACCOUNT NUMBER
follow the instructions. Have your proxy card
available when you call.                                          ---------------------- ----------------------

                      - OR -

INTERNET - Access "WWW.VOTEPROXY.COM" and follow the              ---------------------- ----------------------
on-screen instructions. Have your proxy card
available when you access the web page.

------------------------------------------------------------------------------------------------------------------------------------
You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date.
------------------------------------------------------------------------------------------------------------------------------------

                             |                                                                        |
                             v Please detach along perforated line and mail in the envelope provided. v
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

------------------------------------------------------------------------------------------------------------------------------------
                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND PROPOSAL 2.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |x|
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR  AGAINST  ABSTAIN
(1) ELECTION OF DIRECTORS                                        (2) Proposal to amend the 1998 Long Term      |_|    |_|      |_|
                                                                     Incentive and Share Award Plan (the
                     NOMINEES:                                       "Plan") to increase the number of shares
                                                                     that may be issued under the Plan by
|_| FOR ALL NOMINEES          |_| J. D. Barline                      3,000,000.
                              |_| J. J. Boeckel
|_| WITHHOLD AUTHORITY        |_| B. Gaunt FOR ALL NOMINEES          (THE DIRECTORS RECOMMEND A VOTE "FOR")
    C. W. E. Haub             |_| H. Haub
                              |_| D. Kourkoumelis
|_| FOR ALL EXCEPT            |_| E. Lewis
    (See instructions below)  |_| R. L. Nolan
                              |_| M. B. Tart-Bezer

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the
             circle next to each nominee you wish to withhold,
             as shown here: o
-----------------------------------------------------------------






-----------------------------------------------------------------
To change the address on your account, please check the box   |_|
at right and indicate your new address in the address space
above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
-----------------------------------------------------------------

Signature of Stockholder                         Date:           Signature of Stockholder                           Date:
                        ------------------------      ----------                         --------------------------      -----------
     NOTE:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.
             When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                      CONFIDENTIAL VOTING INSTRUCTION FORM
                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
                                  SAVINGS PLAN
                       PRUDENTIAL TRUST COMPANY - TRUSTEE

         I hereby direct that the voting rights pertaining to shares of The Great Atlantic & Pacific Tea Company, Inc. held by the Trustee and allocated to my account shall be exercised at the Annual Meeting of Stockholders of the Company, to be held on July 14, 2005, and at any adjournment of such meeting, as specified herein, and if no vote is specified, that such rights be exercised "FOR" items (1) and (2).

         By my signature on the reverse, I hereby acknowledge receipt of the Notice of the Annual Meeting, the Proxy Statement of the Company dated May 27, 2005, and a copy of the Annual Report.

         PLEASE SIGN, DATE AND RETURN THIS FORM BEFORE JULY 5, 2005. AS TO MATTERS COMING BEFORE THE MEETING FOR WHICH NO SIGNED DIRECTION IS RECEIVED BY THE TRUSTEE PRIOR TO JULY 8, 2005, THE TRUSTEE MAY EXERCISE VOTING RIGHTS ON YOUR BEHALF IN SUCH MANNER AS THE TRUSTEE MAY, IN ITS DISCRETION, DETERMINE.


         PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE, AND RETURN IN THE ENCLOSED ENVELOPE.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


                                                                           14475